absci

```
from absci import de_novo_model
model = de_novo_model.load_latest()
antigen = model.load_pdb("7olz.pdb",
chain="A")
antibodies = model.predict(antigen, N=300000)
```

```
from absci_library import codon_optimizer
library
= codon_optimizer.reverse_translate(library)
library.to_csv("covid-antibody-designs.csv")
library.to_wet_lab(assay="ACE")
```

```
from absci import lead_opt_model
lead_optimizer = lead_opt_model.load_latest()
library.naturalness =
lead_optimizer.naturalness(library)
lead_optimizer.optimize(library).to_wet_lab(as
say="SPR")
```

DRUG CREATION



CORPORATE PRESENTATION
FALL 2025

```
from absci import genetic_algorithm; parameters=["maximize|binding_affinity:pH=7.5", "minimize|binding_affinity:pH=6.0",
"maximize|human_naturalness"]; library = genetic_algorithm.multiparametric_optimization(library, parameters, evolutions=100);
library.to_wet_lab(assays=["ACE", "SPR", "Bioassays"])
```

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

Disclaimers

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, statements regarding any or all of the following: (i) Absci's preclinical studies, clinical trials, as well as partnered and internally developed programs, including, without limitation, manufacturing capabilities, status of such studies and trials and expectations regarding data, safety and efficacy generally; (ii) data included in the above-described oral presentation, as well as the ability to use data from ongoing and planned clinical trials for the design and initiation of further clinical trials; (iii) Absci's strategy, goals, anticipated financial performance and the sufficiency of its cash resources; (iv) regulatory submissions and authorizations, including timelines for and expectations regarding any anticipated regulatory agency decisions; (v) the expected benefits of its collaborations with partners; and (vi) the therapeutic value, development, and commercial potential of antibody therapies, as well as other technologies. Risks that contribute to the uncertain nature of the forward-looking statements include, without limitation, the risks and uncertainties discussed under the heading "Risk Factors" in Absci Corporation's most recent annual report on Form 10-K and in any other subsequent filings made by Absci Corporation with the U.S. Securities and Exchange Commission. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. We disclaim any obligation or undertaking to update or revise any forward-looking statements contained in this press release, other than to the extent required by law.

Market and Statistical Information

This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other industry data. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified the data generated by independent parties and cannot guarantee their accuracy or completeness.

Trademark usage

This presentation/document/webpage contains references to our trademarks and service marks and to those belonging to third parties. Absci®, a®, SoluPro®, Bionic SoluPro® and SoluPure® are Absci registered trademarks with the U.S. Patent and Trademark Office. We also use various other trademarks, service marks and trade names in our business, including the Absci AI logo mark (ai), the Unlimit with us mark (Unlimit With Us™), Denovium, Integrated Drug Creation, HiPrBind, and IgDesign. All other trademarks, service marks or trade names referred to in this presentation/document/webpage are the property of their respective owners. Solely for convenience, the trademarks and trade names in this presentation/document/webpage may be referred to with or without the trademark symbols, but references which omit the symbols should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 2

absci
Generative AI
Drug Creation™

A PROVEN AI × BIO PLATFORM

PURPOSE BUILT TEAM

- 10+ approved drugs by our scientists + AI talent from OpenAI, Google, Tesla, NVIDIA

INTEGRATED DATA FLYWHEEL

- 77,000+ ft² automated lab generating hundreds of millions of sequence-function datapoints since 2020

LEADING AI MODELS

- *De novo* AI models now unlock first-in-class biology by cracking tough epitopes and difficult-to-drug disease targets

DIFFERENTIATED PIPELINE

ABS-201 (anti-prolactin receptor)

- **Androgenetic Alopecia (AGA):** Accelerated Ph1/2a trial on track to initiate December 2025, with interim efficacy readout 2H2026
- **Endometriosis (Endo):** Indication expansion into endometriosis with anticipated Ph2 initiation in 4Q2026 with PoC readout as early as 2H2027

ABS-101 (anti-TL1A)

- Phase 1 interim results reported with extended half-life vs 1st gen TL1A competitors; ongoing partnership discussions.

EARLY PIPELINE

- Advancing early-stage oncology and I&I programs including ABS-301, ABS-501,

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 3

Since 2020 Absci has been amassing **high-quality data at scale** for AI model training and validation

DATA TO TRAIN

Proprietary high throughput screening assays generate high-quality data for generative AI model training

AI TO CREATE

Advanced generative AI models create antibodies and next-gen biologics through *de novo* design and AI lead optimization


6 WEEK 'LAB IN THE LOOP' CYCLES CONTINUOUSLY IMPROVE AI MODELS

WET LAB TO VALIDATE

77,000 Sqft+ lab to validate AI-generated designs

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 4

Leadership in AI *de novo* design of antibody-based therapeutics

DE NOVO ANTIBODY DESIGN



INPUT EMBEDDING
STRUCTURE DESIGN (DIFFUSION)
HCDR1
HCDR2
HCDR3
. . . ARCPSIWKFPDEEGACQPC . . .
Antigen Structure/Sequence (Epitope)

- *De novo* antibody design model creates epitope-specific binders given a target structure
- Designed in framework of choice or multiple frameworks

AI LEAD OPTIMIZATION



PROTEIN LANGUAGE MODELS
EVQLSEVGA . . .

- Co-optimization enables improvement of antibody attributes such as affinity and developability
- Precise engineering of molecule pharmacology

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 5

We use AI to create novel & differentiated therapeutics



- EPITOPE-SPECIFIC DESIGN + EPITOPE INTERFACE OPTIMIZATION
- ENHANCED POTENCY AND MOA
- ABILITY TO ADDRESS DIFFICULT TARGET CLASSES, E.G. GPCRS
- ENABLING FEATURES: MULTI-VALENCY, pH-DEPENDENT BINDING
- POTENTIAL TO CREATE MEANINGFUL IP: 100S TO 10,000S OF FUNCTIONALLY VALIDATED SEQUENCES ENABLED BY PROPRIETARY WET-LAB VALIDATION

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 6

INTEGRATED DRUG CREATION PLATFORM™

Leveraging AI throughout the end-to-end drug discovery process


TARGET SELECTION
AI reverse immunology target discovery
ai
OR
Additional Target Selection approaches
AI-GUIDED DRUG CREATION
De novo antibody design
ai
AI-GUIDED LEAD OPTIMIZATION
Affinity & developability
ai
ai
Pharmacology engineering

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 7

Since publishing the first work in AI *de novo* antibody design, Absci has continued to rapidly progress and lead the field

2022

de novo Model v1
Absci was the first to design and validate novel antibodies using zero-shot generative AI in BioRxiv preprint

2023

de novo Model v2
Demonstrated *de novo* design model's broad applicability to multiple therapeutic antigens in Neurips publication

2024

de novo Model v3
Successfully designed high affinity binders to an epitope without known binder in Large Pharma partnership

2025

de novo Model v4 and continued development
Successfully *de novo* designed against previously "undruggable" target in HIV "Caldera" program in collaboration with Caltech

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 8

Platform Case Studies

DE NOVO ANTIBODY DESIGN

DE NOVO ANTIBODY DESIGN PROGRAM IN COLLABORATION WITH CALTECH FUNDED BY THE GATES FOUNDATION

VIEW THE FULL CASE STUDY

Caltech BILL & MELINDA GATES foundation



- **Goal:** Create universally neutralizing HIV antibody by binding conserved epitope within "Caldera" region of HIV gp120
- Absci's *de novo* design platform can successfully address difficult to drug target epitopes

AI LEAD OPTIMIZATION

AI LEAD OPTIMIZATION FOR PH SENSITIVITY WHICH MAY REDUCE TOXICITY AND/OR IMPROVE EFFICACY OF THERAPEUTIC mAbs

VIEW THE FULL CASE STUDY


Affinity
Developability
Function

Model searches a massive space of ~10^{19}, identifying functional and developable antibodies in one step.

- **Goal:** Co-optimize antibodies for pH sensitive binding to increase efficacy and reduce toxicity
- Absci's lead optimization platform enables molecules with differentiated pharmacology

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 9

OUR PEOPLE

"Multilingual" team with expertise in AI and drug creation

LEADERSHIP TEAM


Sean McClain
Founder, CEO & Director


Andreas Busch, PHD
Chief Innovation Officer


Zach Jonasson, PHD
Chief Financial Officer & Chief Business Officer


Amir Shanehsazzadeh
SVP, Chief AI Officer


Shelby Walker, JD
Chief Legal Officer


Karin Wierinck
Chief People Officer


Christian Stegmann, PHD
SVP, Drug Creation


Christine Lemke, DVM
SVP, Portfolio & Growth Strategy


Penelope
Chief Morale Officer

BOARD OF DIRECTORS


Frans Van Houten
Chairman of the Board
Former CEO, Royal Phillips


Sean McClain
Founder, CEO & Board Director


Sir Mene Pangalos, PHD
Former EVP R&D AstraZeneca


Karen Mcginnis, CPA
Former Chief Accounting Officer, Illumina


Dan Rabinovitsj
VP Hardware Engineering, Meta


Joseph Sirosh, PHD
Former CTO, Compass
VP, Amazon & Microsoft


Mary Szela
CEO & President
TriSalus Life Sciences

SCIENTIFIC ADVISORY BOARD


Sir Mene Pangalos, PHD
Co-Chair SAB
Former EVP R&D
AstraZeneca


Andreas Busch, PHD
Co-Chair SAB
Chief Innovation Officer


Ian McInnes, PHD
Vice Principal and Head of College
University of Glasgow


Luis Diaz, MD
Head, Division of Solid Tumor Oncology
Memorial Sloan Kettering Cancer Center


John Wherry, PHD
Director, Institute for Immunology & Immune Health, University of Pennsylvania


Victor Greiff, PHD
Associate Professor
University of Oslo


Hubert Truebel, MD, PHD, MBA
Chief Medical Officer
AiCuris

EXPERTISE & BACKGROUND FROM

OpenAI, Google, NVIDIA, Harvard University, Stanford University, MIT, Meta, Takeda, X, AstraZeneca, Broad Institute, Bayer, Pfizer, Bristol Myers Squibb, novo nordisk, Philips, Microsoft, amazon

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners.
Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

absci | 10

WELL-POSITIONED TO DELIVER

Absci's Talent and Infrastructure for Better Biologics Faster


absci

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners. Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

~140 Employees

"Multi-lingual" AI + Drug Discovery expertise
AI team drawing on experience from tech leaders:

NVIDIA, Google, MIT, Microsoft Research, Harvard University, OpenAI, X, Stanford University

Biologics drug discovery expertise from :

AstraZeneca, Takeda, Shire, Pfizer

77,000+ Square Feet

State-of-the-art drug creation and wet lab space in Vancouver WA, Absci AI Research (AAIR) lab in NYC, and the Innovation Centre in Zug Switzerland

>$600M

Capital raised to date, runway into 1H 2028

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 11

AI PIPELINE

Advancing and expanding our pipeline of novel & differentiated assets designed using AI


Lead
DC
IND*
Therapeutic area
Target ID
Lead ID
Candidate ID
IND-Enabling
Phase 1
ABS- 101
IBD
TL1A
ABS- 201
Androgenetic Alopecia
PRLR
Endometriosis
PRLR
ABS- 301
Immuno-oncology
Undisclosed Target
ABS- 501
Oncology
HER2
Early Discovery Programs

*or equivalent ex-US filing

KEY HIGHLIGHTS

ABS-101
Completing Ph1 study with interim data reported. Ongoing partnership and outlicensing discussions

ABS-201(AGA)
Ph1/2a study for androgenetic alopecia anticipated to initiate Dec 2025 with interim PoC readout expected 2H2026

ABS-201(ENDO)
Indication expansion for endometriosis announced Nov 2025. Anticipate initiating Ph2 PoC study 4Q26

ABS-301
Potential first-in-class asset discovered through Reverse Immunology Platform

ABS-501
Candidate ID phase for novel HER2 program designed using *de novo* AI

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 12

PARTNERSHIPS

Track Record of Industry-Leading Partnerships

AI Drug Creation™

AstraZeneca, almirall, MERCK, OWKIN, TWIST BIOSCIENCE, precisionlife, Memorial Sloan Kettering Cancer Center, UCLA, Caltech

- 25+ PARTNERED PROGRAMS TO DATE
- 5 NAMED INTERNAL PROGRAMS
- ADDITIONAL PROGRAMS IN EARLY DEVELOPMENT

Data & compute

AMD, ORACLE, NVIDIA, Aster Insights™, Saint John's Health Center Providence, UNIVERSITY OF OXFORD

- SCALING COMPUTE
- IMPROVING MODELS
- INCREASING EFFICIENCIES

Trademarks, service marks or trade names referred to herein are the intellectual property of their respective owners.
Use of this IP does not imply affiliation, endorsement or sponsorship of any kind

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 13

Leading AI platform driving numerous near-term value inflection points

ABS-101

Phase 1 Interim Data reported
Advancing partnering and out-licensing opportunities

ABS-201 in AGA

Accelerated Ph1/2a Study Initiation December 2025
Interim PoC Readout – anticipated 2H 2026

ABS-201 in ENDOMETRIOSIS

Indication expansion into Endometriosis
Ph2 POC anticipated to initiate 4Q2026 with PoC readout as early as 2H2027

PARTNERSHIPS

Anticipate signing one or more partnerships, including with a Large Pharma in 2025



COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 14

INTERNAL PIPELINE

Absci's progress in Drug Creation

Acceleration and expansion of lead program

ABS-201 AGA

Accelerated development of ABS-201 in androgenetic alopecia

- Ph1/2a study initiation on track for Dec 2025
- Interim efficacy readout anticipated 2H 2026

ABS-201 Endo

Indication expansion for ABS-201 in Endometriosis

- Ph2 study anticipated to initiate 4Q2026 with interim PoC readout expected as early as 2H2027

Differentiated AI designed pipeline

ABS-101

Phase 1 interim results reported with extended half-life vs 1st gen TL1A competitors

Advancing partnership & out-licensing discussions, including in potential 'first-in-class' indications

ABS-301 & 501

ABS-301: Potential first-in-class asset discovered through Reverse Immunology Platform

ABS-501: Candidate ID phase for novel HER2 program designed using *de novo* AI

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 15

ABS-201 has the potential to unlock a wholly new category of therapy in hair "re-growth"

CLINICAL AND COMMERCIAL UNMET NEED

- Significant unmet clinical need for androgenetic alopecia
- Large market: approximately 80 million patients in U.S.; highly motivated patient population

SCIENTIFIC RATIONALE

- Strong target validation (efficacy & safety) for treatment of androgenetic alopecia
- Mode of action conserved across many species
- Supportive pharmacological profile of ABS-201

DEVELOPMENT PATH

- Straightforward clinical development path with potential for early Proof of Concept
- Low competition, potentially first to U.S. market

COPYRIGHT© 2025 ABSCI CORPORATION. ALL RIGHTS RESERVED.

absci | 16

ABS-201 | AGA

Underserved patient population looking for therapeutic innovation

~80 MILLION AMERICANS LIVE WITH ANDROGENETIC ALOPECIA





MALE ANDROGENETIC ALOPECIA

- ~50M men in the U.S.
- Only 2 FDA approved therapies

FEMALE ANDROGENETIC ALOPECIA

- ~30M women in the U.S.
- Only 1 FDA approved therapy for women

- **Growing patient population with limited therapeutic options and concerns of adverse side-effects**
- **Last FDA approved therapy for androgenetic alopecia was in the 1990s**
- **Patients and clinicians need better treatment options for "hair re-growth"**
  - Hair re-growth, not just slowing of hair loss
  - Safe and minimal side effects
  - Durable effect
  - Convenient administration frequency
  - FDA approved

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 17

ABS-201 | AGA

PRLR inhibition as a safe innovative alternative to current treatment options

Proposed direct impact of ABS-201 on Hair Cycle Stages


Catagen
↑↑ Apoptosis & Regression
2-4 weeks
PRLR
Anagen
Active Growth
& New Hair
2-6 years
Telogen
Resting Phase
Hair falls out
3-5 months
ABS-201
Catagen
Apoptosis &
Regression
2-4 weeks
PRLR
Anagen
↑↑ Active Growth
& New Hair
2-6 years
Telogen
Resting Phase
Hair falls out
3-5 months

ABS-201 has the potential to:

- Shift the balance in hair cycle stage towards anagen phase[1,2] with:
  - active and new hair growth
  - prevention of telogen effluvium
- Promote a long-lasting effect after treatment cessation
- Block cessation of pigmentation, which may lead to the restoration of hair pigmentation[2]

[1] doi: 10.1016/S0002-9440(10)64295-2
[2] doi: 10.2353/ajpath.2006.050468

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 18

ABS-201 | AGA

Prolactin impacts on organ-cultured human hair follicles

Prolactin-drives hair follicle regression in human *ex vivo* culture


Anagen VI
Catagen III
HS
IRS
M
DP
IRS
HS
ORS
MK
DP
Vehicle
400 ng/ml prolactin

Prolactin prematurely induces a catagen-like stage in organ-cultured human hair follicles[1] characterized by:

- Condensed shape of the dermal papilla (DP)
- Diminishment of the hair matrix volume
- Apparent cessation of pigmentation
- Inhibition of hair shaft elongation

[1]doi: 10.2353/ajpath.2006.050468

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 19

ABS-201 | AGA

PRLR inhibition anticipated to be safe & well tolerated as supported by human genetics

Dominant negative PRLR loss-of-function


I.
II.
III.

Newey & Phil , 2013 NEJM

Compound heterozygous PRLR loss-of-function


I.
II.
III.
NV-P269L
NV-R171Ter
ND
P269L-R171Ter
NV-NV
NV-NV
ND
ND
NV = Nonvariant
ND = Not determined

Kobayashi, 2018 NEJM

Dominant negative PRL loss-of-function


I.
II.
III.
IV.

Moriwaki, 2021 JCEM

Reduced/loss of PRL or PRLR signaling:

- Postpartum agalactia
- Otherwise in good health:
  - No apparent impact on fertility
  - No report on erectile dysfunction in male
  - Normal breast development and menses in females
  - Normal serum electrolytes and hormone levels (except elevated PRL in PRLR mutation carrier)
  - No reported abnormalities of other hypothalamic-pituitary axes

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 20

ABS-201 | AGA

Translational Model validates PRLR Target

TOP HEAD VIEW OF STUMPTAILED MACAQUE'S SHOWING PHENOTYPIC CHANGE OVER TIME


Treatment
Post-treatment
Baseline
12 weeks
28 weeks
6 months
2 years
4 years
Male
Female

40mg/kg s.c. Q2W for 28 weeks

Disclosure from competitor

Treatment with an anti-PRLR mAb promotes and sustains long-term hair growth in NHP

- Hair density & thickness improved with short treatment duration in primate model of androgenetic alopecia
- Hair growth remains several years post cessation
- Hair regrowth observed for both male and female animals

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 21

ABS-201 | AGA

ABS-201 shows superior efficacy vs 5% topical minoxidil in 21d hair regrowth model


Untreated (n=11)
Isotype (n=11)
Minoxidil 5% (n=11)
ABS-201 30mg/kg (n=11)
ABS-201 60mg/kg (n=10)


Hair Growth Score
Score (0-3)
Study Day #
Error bars= SEM
*
***
***
***
Untreated
Isotype Control @ 60mg/kg
Minoxidil @ 5%
ABS-201 @ 30mg/kg
ABS-201 @ 60mg/kg

Administration: mAbs i.p. biweekly; Minoxidil topical daily

ABS-201 vs minoxidil/untreated/isotype **p<0.05; ***p<0.0001 - 2way ANOVA

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 22

23C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . 56 day NHP PK data confirms extended half-life profile and high SC bioavailability A B S - 2 0 1 | A G A >3x extended half-life in NHPs compared to HMI-115 High subcutaneous bioavailability in NHPs at >90% In silico prediction of Q8W–Q12W dosing intervals anticipated in humans Manufacturability & developability profile believed to enable future high concentration formulation targeting >150mg/mL N H P - P K 5 6 D A Y R E S U L T S 0 20 40 60 10 2 10 3 10 4 10 5 10 6 10 7 Single Dose Comparative PK Profile in NHPs Time (d) m Ab s er um c on c (n g/ m l) ABS-201 100mg/ kg SC ABS- 201 100mg/ kg IV ABS- 201 300mg/ kg IV HMI-115 300mg/ kg IV Datapoints of animals with positive ADA rates impacting PK were excluded at corresponding timepoints onwards S I N G L E D O S E C O M P A R A T I V E P K P R O F I L E I N N H P s *assumption on HMI-115: 60mg/mL formulation and Q2W or Q4W dosing interval Based on PK/PD modeling, ABS-201 is anticipated to likely require only 2-3 doses over a 6-month treatment period, compared to HMI-115, which would likely require 6-12+* doses in the same period, assuming the AGA indication is pursued.

ABS-201 | *IN SILICO* MODELING

Modelling shows superiority of ABS-201 vs HMI-115 on PK & Receptor Occupancy



Interstitial skin PRLR occupancy
1.0
0.9
0.8
0.7
0.6
0
2
4
6
8
10
12
14
16
18
20
22
24
26
Time (weeks)
ABS-201, 1800mg SC
ABS-201, 1200mg SC
ABS-201, 600mg SC
ABS-201, 300mg SC
RO for C trough of HED - monkey study
RO for C trough - Ph1b HMI-115
RO for C trough - Ph2 HMI-115

PRELIMINARY *IN SILICO* MODELING

- >3x extended half-life in NHPs predicted to translate in humans to **Q8W-Q12W** dosing intervals
- PK profile predicted to translate into higher interstitial skin concentrations resulting in higher receptor occupancy

Modelling assumptions include published NHP and Ph1b PK data on HMI-115 (formerly BAY 1158061), as well as in house generated *in vitro* and *in vivo* data. Parameters incl. 0.2 skin exposure coefficient, 2.6 x 10^{-2} nM interstitial PRLR concentration

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 24

ABS-201 | AGA

Potential best-in-class PRLR antibody for treating androgenic alopecia (AGA)


AI-designed PRLR program for durable hair regrowth therapy addressing patient population of >80M in the US alone

- High affinity and potency
- Excellent developability profile → high-concentration formulation and great stability
- Anticipated low immunogenicity
- Extended half-life and expected longer dosing intervals
- Clinical development strategy expected to enable PoC in H2-2026
- Potential to be first to market in the U.S.

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 25

ABS-201 | AGA

Superior profile of ABS-201

DESIRED ATTRIBUTE	HMI-115	ABS-201
AFFINITY	+	++
IN VITRO POTENCY	++	++
HIGH SOLUBILITY	–	++
STABILITY	–	+
EXTENDED ½-LIFE	–	++
BIOAVAILABILITY	–	++
PATENT LIFE	–	++

Expected improved efficacy and patient convenience based on:

- Excellent Manufacturability & Developability enables future **high concentration formulation** targeting 200mg/ml (ABS-201) vs. ~60mg/ml (HMI-115)
- Excellent absolute bioavailability profile in NHPs (>90%) to enable **subcutaneous (SC) injection**
- > 3x extended half-life vs HMI-115 in NHPs to enable **longer dosing intervals** - Q8W/Q12W vs. Q2W/Q4W

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 26

ABS-201 | AGA

Straightforward path for ABS-201 clinical development

CLINICAL TRIALS FOR HAIR TREATMENTS ARE EXPECTED TO BE STRAIGHTFORWARD

- Ease of patient recruitment
- High level of KOL Interest
- Ability to conduct multi-center trials
- Non-invasive trial conduct



WELL DEFINED ENDPOINTS WITH VALIDATED MEASURES

Endpoints:

Quantitative measurements with follicular dermatoscope (trichoscopy)

- Target area hair count (TAHC – per cm2)
- Target area hair width (TAHW)
- Target area hair darkness/pigmentation

Investigator and participant-rated global improvement:

- Reported outcomes as measured by validated scales accepted by the FDA (SSA & IGA score)
- Exploratory - Canfield Male Pattern Hair Loss Patient Reported Outcome (CMPHL-PRO)


Mark Tanner
Prescribed Capture
Assessment
Compare
Report
Right Temporal
Center Vertex
Lower Occipital
134
133
166
20
7
154
141
173
Hide Data
6.7 : 1
16.0 : 1
23.0 : 1
1.4
1.7
1.4
58.4
68.4
68.9
114
83
127

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 27

Leading Scientific Advisory Board of Hair Experts

Over Half a Million alopecia patients treated each year by these KOL practice networks



DR. ANTHONY ROSSI
Memorial Sloan Kettering Cancer Center



DR. RODNEY SINCLAIR
Sinclair Dermatology



DR. DAVID GOLDBERG
Schweiger Dermatology



DR. KEN WASHENIK
Bosley Medical Group



DR. MARIA K. HORDINSKY
Univ. of Minnesota



DR. DORIS DAY
Day Dermatology & Aesthetics



DR. MATT L. LEAVITT
Advanced Dermatology and Cosmetic Surgery



DR. MEENA SINGH
Skin and Hair Center



DR. SUZANNE KILMER
Laser & Skin Surgery Center of Northern California



DR. GLYNIS ABLON
Ablon Skin Institute



DR. CHESAHNA KINDRED
Kindred Hair & Skin Center



DR. NEIL S. SADICK
Sadick Dermatology

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 28

ABS-201 | AGA

Accelerated development with Ph1/2a trial initiation expected in December 2025

AI DESIGN of DC

AI-designed development candidates

- ✓ High affinity
- ✓ High potency
- ✓ Favorable manufacturability
- ✓ Long half-life

CMC/PRECLIN

IND-enabling studies ongoing

- ✓ Favorable PK and long half-life
- ✓ High Bioavailability in NHPs
- GMP manufacture of sub-Q formulation at high concentration
- Expected low ADA
- GLP tox studies ongoing

DEC 2025

FiH clinical development

- First participants expected to be dosed

2H 2026

Interim Proof-of-concept readout expected

- Safety & Tolerability
- Hair regrowth efficacy
  - Target Area Hair Count
  - Target Area Hair Width
  - Target Area Hair Darkness

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 29

INTERNAL PIPELINE

Absci's progress in Drug Creation

Acceleration and expansion of lead program

ABS-201 AGA

Accelerated development of ABS-201 in androgenetic alopecia

- Ph1/2[a] study initiation anticipated Dec 2025
- Interim efficacy readout anticipated 2H 2026

ABS-201 Endo

Indication expansion for ABS-201 in Endometriosis

- Ph2 study anticipated to initiate 4Q2026 with interim PoC readout as early as 2H2027

Differentiated AI designed pipeline

ABS-101

Phase 1 interim results reported with extended half-life vs 1st gen TL1A competitors

Advancing partnership & out-licensing discussions, including in 'first-in-class' indications

ABS-301 & 501

ABS-301: Potential first-in-class asset discovered through Reverse Immunology Platform

ABS-501: Candidate ID phase for novel HER2 program designed using *de novo* AI

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 30

Expanded development of ABS-201 in Endometriosis

ADDRESSES LONG-STANDING UNMET MEDICAL NEED

- Current therapies are palliative with poor tolerability
- No disease-modifying options available

LARGE, UNTAPPED MARKET OFFERS SIGNIFICANT UPSIDE POTENTIAL

- Affects ~190M women globally; only ~10% receive treatment today
- Disease-modifying therapy has the potential to increase diagnosis and treatment rates
- Peak sales potential >$4.5B with adjacent indication upside

STRONG BIOLOGICAL AND CLINICAL RATIONALE

- PRLR biology well supported by internal and external data
- Positive read-out from HMI-115 validates mechanism
- Phase 2 PoC study could start as early as Q4 2026 with interim efficacy readout anticipated 2H 2027

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 31

ABS-201 | ENDOMETRIOSIS

Endometriosis significantly impacts patients Quality of Life

Endometriosis is a chronic, estrogen-dependent, inflammatory disease defined by endometrial-like lesions found outside the uterus

Prevalent in up to 10% of women worldwide, and an estimated 9M women in the US suffer from endometriosis

Symptoms include pelvic pain (~80-90%), heavy bleeding (~60%), infertility (~30%) and ovarian cysts (20%)

Indirect disease burdens include anemia, fatigue, sleep disturbances and mood disorders

Subcategorization is typically based on location of the lesions


1 Superficial peritoneal endometriosis
• Lesions on peritoneal surface or serosa of abdominal wall or pelvic viscera
• Variable in appearance and any combination of colors such as blue, brown, red, white, or clear
2 Deep endometriosis
• Extends under peritoneal surface or serosa of abdominal wall or pelvic viscera
• May infiltrate muscularis propria of pelvic organs (bowel, bladder, and ureters)
• Nodular appearance and may include fibrosis and adhesions
3 Endometrioma
• Ovarian cysts that contain endometrial-like tissue and dark, blood-stained fluid
• Sometimes referred to as a chocolate cyst
4 Extrapelvic endometriosis
• Lesions may occur in any part of the body (eg, abdominal wall, diaphragm, thoracic cavity, liver) and are variable in appearance
PERITONEUM
UTERUS
COLON
BLADDER

Sources: PMID 40323608, PMID 18367178, ARTEMIS 2024 Report
Endo: Endometriosis; QOL: Quality of life

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 32

ABS-201 | ENDOMETRIOSIS

Endometriosis (Endo) - a chronic and painful condition


Endometrial tissue

- **Pathogenesis** involves seeding of ectopic endometrial cell lesions within the abdominal-pelvic cavity
  - Sex hormones and inflammatory processes contribute to the chronic disease state
  - Nociceptive pain is closest to the source and usually caused by local inflammation. Neuropathic and nociplastic pain are further removed from the source and are often a result of nerve damage or a sensitized nervous system, respectively
- **Diagnosis** of Endo remains an evolving field, with historical standard being confirmation of lesions via laparoscopy
  - Guidelines now support treatment of 'Clinically Suspected' Endo based on a physical examination, symptomology, and non-invasive imaging
  - Often, Endo diagnoses (and treatment) are delayed by several years

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 33

ABS-201 | ENDOMETRIOSIS

Hormonal therapies and surgical intervention make up the treatment paradigm for Endo

Current Treatment Paradigm (US)


Total Estimated Endo patients
Treated Endo patients
First-line Options
Combined Hormonal Contraception
NSAIDs
Progestins
Second-line Options
GnRH agonists
Oral GnRH antagonist
Oral GnRH antagonist + hormonal
Third-line Options
Aromatase Inhibitors
Laparoscopy +/- Hysterectomy
Opioids
NSAIDs

- Endo is a chronic condition with currently no medical or surgical cure
- Roughly, 75% of patients are estimated to use opioids and/or NSIADs throughout their disease course
- Up to 33% of patients do not respond to hormonal treatment alone
  - Additionally, patients will pause treatment when seeking pregnancy
- GnRH therapies are typically prescribed by Gynecologist and often require formal Dx (surgical confirmation)
  - Due in part to higher cost, and AE profile which limit long-term use
- Notably, aromatase inhibitors are not FDA approved for Endo, but are used off-label
- Up to 40% of Endo patients undergo a laparoscopy and 12% receive hysterectomies
- Even after hysterectomy ~15% of patients still report pain symptoms

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

Sources: PMID 40323608, PMID 37391793, ARTEMIS 2024 Report, GlobalData, US Census Data

absci | 34

ABS-201 | ENDOMETRIOSIS

Pain remains a persistent, chronic issue for women with endometriosis

Illustrative Endometrial Patient Journeys


First Period
Desire to Conceive
Perimenopause
Responder to Hormonal treatment & Desire to conceive
Pain
Pain
Pain
Pain
Delayed diagnosis
NSAIDs
Hormonal Tretaments
Patient with desire to conceive
Fertility Issues
Symptom free –worsening fertility
Non-responder to hormone treatment
Pain
Delayed diagnosis
Pain
Pain
Pain
Pain
Pain
NSAIDs
Hormonal Tretaments
Laparoscopy
Repeat Laparoscopy
Hysterectomy

- Patients with Endo report ineffective pain management as a number one unmet need
- Additionally, patients are seeking the ability to have children
  - The condition itself carries a higher risk for infertility
  - Current therapeutic interventions prevent pregnancy or mimic a post-menopausal state
- There has been little advancement in novel targets for endometriosis
  - Contraceptive hormonal therapy has remained unchanged for decades
  - GnRH therapy, while effective for some needs to be stopped after 2 years due to AE risks (e.g., loss in bone density)
- Endo remains underdiagnosed, which is predicted to improve with a disease-modifying therapy
  - Mean age of symptom onset is typically early 20s, while mean age of diagnosis is typically mid-30s

Sources: PMID 40323608, PMID 17498711, ARTEMIS 2024 Report

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 35

ABS-201 | ENDOMETRIOSIS

ABS-201 offers a novel and differentiated modality in a stale treatment paradigm

PRL and PRLR play a dual role in endometrial lesion development and pain response



Endometrial lesion
Local PRL
Sensory neuron
1
2
4 PRL
PRLR-L
PRLR-S
5 PAIN
Stromal cell
Immune cell
Adipocyte
3 Pituitary PRL

- Endometriotic lesions produce prolactin under estrogen/progesterone control.
- Excess prolactin promotes lesion growth and sensitizes pain-sensing nerves, contributing to chronic pelvic pain.
- Prolactin signaling is independent of sex-hormone pathways, offering a differentiated, non-hormonal treatment modality vs current therapies.

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

Sources: PMID 37169264

absci | 36

ABS-201 | ENDOMETRIOSIS

PRL and PRLR increase during secretory phase in healthy tissue, and is overexpressed in endometrium of patients with endometriosis

LOCALIZATION AND TEMPORAL EXPRESSION OF PROLACTIN RECEPTOR IN HUMAN ENDOMETRIUM


Menstruation
Proliferative phase
Ovulation
Secretory phase
Window of implantation
P
ES
MS/LS
DE
DE
-
A
B
C
D
E
F


Me P OV ES MS LS LS DE DE Pit - M
PRL-R
- 650bp
GAP-DH
- 1103bp

Me = menstrual
P = proliferative
OV = ovulatory,
ES = early secretory
MS/LS = mid & late secretory
DE = decidua/pregnancy
Pit = Pituitary - positive control
- = negative control

PRL & PRLR IS ELEVATED ECTOPIC ENDOMETRIOTIC LESIONS


Prolactin
Eutopic, healthy control tissue
Eutopic tissue from patients
Ectopic tissue from patients
rel. mRNA expression
Vs Cyclophillin
6
5
4
3
2
1
0
44x
7x
91x
27x
Prolactin receptor
Eutopic, healthy control tissue
Eutopic tissue from patients
Ectopic tissue from patients
rel. mRNA expression
vs Cyclophyllin
3.5
3
2.5
2
1.5
1
0.5
0
3.3x
4x
9.6x
2.9x
Healthy controls
Patients

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

Sources: Jones et al. Journal of Clinical Endocrinology and Metabolism, 1998
Otto et al. WO 2011/069795 A4

absci | 37

ABS-201 | ENDOMETRIOSIS

PRLR antagonism suppresses postoperative pain in female mice and inhibits endometriosis interna formation

Prolactin Regulates Pain Responses via a Female-Selective Nociceptor-Specific Mechanism


ΔPRL ipl
Heat Hypersensitivity
PWL (secs)
***
****
****
NS
BL ΔPRL BL Veh ΔPRL BL ΔPRL BL Veh ΔPRL
Sham Inc Sham Inc
Female
Male
ΔPRL it
****
****
****
NS
Female
Male

Depicted: pain incision (Inc) model for heat sensitivity & ΔPRL administration

The effects of prolactin receptor blockade in a murine endometriosis interna model control, score 1
FITC (30 mg/kg), score 3
mat 3 (30 mg/kg), score 0
graft, score 3
005-C04 (30 mg/kg), score 0
bromocriptine, score 1
IM
OM
(A)
(E)
(D)
(C)
(B)
(F)
Disease score
control
graft
30
FITC
1
3
10
30
005-C04
1
3
10
30
Mat3
10 mg/kg
bromocriptine

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

Sources: Patil et al. iScience 2019
Otto et al. Pharmacol Res Perspect. 2022

absci | 38

39C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . ABS-201 relieves pain and inflammation in a homologous transplant mouse model of endometriosis A B S - 2 0 1 | E N D O M E T R I O S I S ABS-201 and anti-GnRH treatment increase distance traveled relative to placebo over time as surrogate for pain reduction ! "! #!! #"! $!! %%C$ %' E) *+, -. LM 1+2 +3 45 S !!!! !!!! !!!! T89:;M9E; ! "! #!! #"! $!! %C'E F *+ ,- ./M N2 3 4.5 .S T8 9 !!!! !!!! !!!! %:;<=3;+= Pain-readout: Statistical analysis using one-way ANOVA. N=12/arm. * p= 0.03, ** p= 0.006. Bars ± SD. Biomarker:Statistical analysis using one-way ANOVA - Graphs represent pooled observations from two different plates from the same experiment.**** = P <0.0001 Bars ± SD. ABS-201 and anti-GnRH treatment significantly reduces the inflammatory cytokines in the peritoneal fluid —which have been shown to be elevated in endometriosis patients#. 2 72 322 372 422 472 522 572 ' "Fkuvcpeg"vtcxgnngf "cv"Y ggm"9 *eqo r ctgf "vq"dcugnkpg+ Vtgcvo gpv ' "F ku vc pe g !"#AB&B'()BG+I-./0I-G !"#AB&B'1G2BG+I-./0I-G 34R&S7A #-82

ABS-201 | ENDOMETRIOSIS

Effects of hyperprolactinemia treatment with the dopamine agonist quinagolide on endometriotic lesions in patients with endometriosis-associated hyperprolactinemia

Quinagolide treatment reduces lesion size


A
Lesion size before and after quinagolide treatment
Individual lesion area in mm²
L1
L2
B
lesion size before and after quinagolide treatment
Mean lesion area in mm²
L1
L2

Gómez, Raul et al. Fertility and Sterility, Volume 95, Issue 3, 882 - 888.e1

Quinagolide treatment lowers prolactin serum levels


Prolactin levels during quinagolide treatment
Serum [Prolactin] in ng/ml
80
70
60
50
40
30
20
10
0
**
**
PRE-QX
POST-QX 1 month
POST-QX 3 month
CASE 1
CASE 2
CASE 3
CASE 4
CASE 5
CASE 6
CASE 7
CASE 8
CASE 9

Quinagolide treatment reduces CCL2 and VEGF mRNA level

Symbol	*P* value vs. control	Fold regulation vs. control
SERPINE1	.03254[a]	-19.8491
AGGF1	.0376[a]	-3.1954
CCL2	.04389[a]	-6.1199
VEGF	.04428[a]	-5.8199
CCL10	.04770[a]	6.7693
RUNX1	.04901[a]	-4.3878
CXCL12	.08206	-3.3952
BTG1	.086207	-3.3776
FST	.10483	-3.0136
RHOB	.12902	-1.7303
FGFBP1	.15187	-3.0283
FGF1	.165346	-2.5955
SERPINF1	.183201	1.9339
STAB	.19273	-5.4869

→ Fibrosis (SERPINE1)

→ Inflammatory/angiogenic (CCL2, VEGF)

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 40

ABS-201 | ENDOMETRIOSIS

ABS-201 offers a differentiated profile with potential for blockbuster peak sales


Total Addressable Endo Pts: 7.8 - 9M
Treated Endo patients: 1.4 - 2.4M
1L
Contraception
NSAIDs
Progestins
ABS-201
2L
ABS-201
GnRH anti/agonists
GnRH + add-back
3L
Aromatase Inhibitors
ABS-201
Laparoscopy +/- Hyster.

ABS-201 offers a novel treatment option for patients with Endometriosis

- Non-sex-steroid hormonal MOA
- Potential for improved AE profile, longer duration of treatment over GnRH therapies
- Potential for best-in-class anti-PRLR given enhanced developability and expected half-life
- Potential for dual action on pain pathway and lesion proliferation
- Ability for disease-modification may increase diagnosis and treatment rates

Potential to generate >$4.5B at peak sales

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 41

ABS-201 | ENDOMETRIOSIS

Little competition, potential for "best-in-class" profile

Favorable competitive environment with clinical MOA recently de-risked by competitor

- Phase 2 clinical PoC data for HMI-115 validates the mechanism of action in endometriosis:
- HMI-115 exhibited no adverse safety signals through highest dose (240mg Q2W)
- Dose-dependent trends show no ceiling effect

ABS-201 profile showcases best-in-class opportunity:

- Potential to achieve better efficacy via superior PK and bioavailability profile
- High conc. formulation offers optionality of patient convenient s.c. dosing.

DESIRED ATTRIBUTE	HMI-115	ABS-201
AFFINITY	+	++
IN VITRO POTENCY	++	++
HIGH SOLUBILITY	–	++
STABILITY	–	+
EXTENDED ½-LIFE	–	++
PATENT LIFE	–	++
BIOAVAILABILITY	–	++

COPYRIGHT© 2024 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 42

INTERNAL PIPELINE

Absci's progress in Drug Creation

Acceleration and expansion of lead program

ABS-201 AGA

Accelerated development of ABS-201 in androgenetic alopecia

- Ph1/2[a] study initiation anticipated Dec 2025
- Interim efficacy readout anticipated 2H 2026

ABS-201 Endo

Indication expansion for ABS-201 in Endometriosis

- Ph2 study anticipated to initiate 4Q2026 with interim PoC readout as early as 2H2027

Differentiated AI designed pipeline

ABS-101

Phase 1 interim results reported with extended half life vs 1st gen TL1A competitors

Advancing partnership & out-licensing discussions, including in 'first-in-class' indications

ABS-301 & 501

ABS-301: Potential first-in-class asset discovered through Reverse Immunology Platform

ABS-501: Candidate ID phase for novel HER2 program designed using *de novo* AI

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 43

ABS-101 TL1A

AI Designed TL1A antibody in Ph1 Clinical development; ready for partnering


ABS-101
Summary

- Interim results from the first cohorts of Phase 1 trial demonstrated extended half-life as compared to 1st-generation anti-TL1A competitor programs.
- No apparent impact of ADA on PK and the overall safety profile was favorable with no serious adverse events reported to date.
- Trial on track to complete treatment period in Q1 2026 and we will no longer pursue additional internal clinical development of this asset following completion of the Phase 1 trial
- Advancing partnership discussions, some of which leverage unique properties of ABS-101 and are focused on first-in-class indications outside of IBD

NON-CONFIDENTIAL | COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 44

ABS-101 TL1A

Validated mechanism of action in large underserved market

TL1A: DR3 SIGNALING CLINICALLY SHOWN TO INDUCE PRO-INFLAMMATORY RESPONSES[1]


SOLUBLE TL1A
DR3
T-CELL
SIGNALING
INFLAMMATION
SOLUBLE TL1A
DR3
Fibroblast
SIGNALING
FIBROSIS

POTENTIAL RELEVANCE IN WIDE RANGE OF AUTOIMMUNE INDICATIONS


5M Global IBD prevalence[2]
Significant market opportunities beyond IBD
0.8- 3M U.S IBD prevalence[3]
$22B+ Global IBD Market[4]
$4.5B for TL1A

[1] Adapted from Takedatsu 2008 doi: 10.1053/j.gastro.2008.04.037
[2] Wang 2023 http://dx.doi.org/10.1136/bmjopen-2022-065186
[3] Dahlhamer, James M., et al. "Prevalence of inflammatory bowel disease among adults aged≥ 18 years—United States, 2015." Morbidity and mortality weekly report 65.42 (2016): 1166-1169.
[4] Evaluate Pharma Oct 2023.

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 45

ABS-101 TL1A

Successful application of AI platform to generate high affinity variants

Epitope bins on TL1A*


ABS-101-A
RVT-3101 #
MK-7240 #

❯ Absci AI-designed and optimized leads span multiple unique epitopes on a single TL1A subunit.

HIGH AFFINITY mAbs WITH PRESERVED CROSS-REACTIVITY


Increasing affinity
Increasing affinity
Human TL1A K_D (nM)
Cyno TL1A K_D (nM)
10
100
1000
1000
100
10
RVT-3101#
ABS-101-A (DC)
ABS-101-C
ABS-101-B
MK-7240#

#Estimated performance of a putative clinical competition molecule generated for in house comparison

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 46

ABS-101 TL1A

AI-designed candidate with high affinity and potential for superior potency

HIGH AFFINITY mAbs WITH BINDING TO BOTH THE TL1A MONOMER AND TRIMER

AFFINITY BY BIOLAYER INTERFEROMETRY (BLI)



Increasing affinity
ABS-101
TEV-48574#
(Sanofi)
Weak monomer binding
RVT-3101#
(Roche)
MK-7240#
(Merck)
Increasing affinity
Trimer Binding (pM)
1
10
100
1000
No Monomer Binding
1000
100
10
1
Monomer Binding (pM)

AI-OPTIMIZED LOW pM AFFINITY TRANSLATES TO SUPERIOR OR EQUIVALENT POTENCY

APOPTOSIS INHIBITION ASSAY IN TF-1 CELLS



12
10
8
6
4
2
0
IC50 (nM)
ABS-101
RVT-3101#
(Roche)
MK-7240#
(Merck)
Increasing potency

#Estimated performance of a putative clinical competition molecule generated for in house comparison

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 47

48C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Internalization of mAb:TL1A complexes potentially contributes to immune activation and formation of ADA A B S - 1 0 1 T L 1 A | I M M U N O G E N I C I T Y A S S E S S M E N T mAb only ABS-101-A RVT-3101#MK-7240# 10x 10x 10x 10x 10x 10x 63x 63x 63x 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m 20 µ m mAb-TL1A complex m A b : T L 1 C O M P L E X I N T E R N A L I Z A T I O N I N T H P - 1 C E L L S **p<0.001, Mann-Whitney test Reference, doi: 10.1053/j.gastro.2019.08.009 ABS-101 and MK-7240# show reduced TL1A complex internalization versus RVT-3101 # AB S- 10 1 MK - 7 24 0 RV T- 310 1 0 200000 400000 600000 800000 C or re ct ed T ot al C el l Fl uo re sc en ce (C TC F) !"#AB&B '(A)*+& ,-KA/B&B M1 !! !! ABS-101-A MK-7240# RVT-3101# S-10 1-A MK-7 240# RVT-3 10 1# #Estimated performance of a putative clinical competition molecule generated for in house comparison

ABS-101 TL1A

NHP Pharmacokinetics & CMC data



PK profile of anti-TL1A mAbs
mAb serum conc (µg/ml)
10³
10²
10¹
0
10
20
30
40
50
60
Time (days)
ABS-101 60mg/kg s.c
MK-7240 60mg/kg s.c.
RVT-3101 60mg/kg s.c.

NHP-PK & PRELIMINARY 13-WEEK NHP GLP-TOX

- 2-3x extended half-life in NHPs over 1st generation clinical competitors
- ABS-101 shows enhanced biodistribution in NHPs, compared to antibodies in clinical development based on in silico modelling
- High subcutaneous bioavailability in NHPs at ~80%
- Preliminary 13-week GLP-tox shows no treatment-related adverse findings during in-life phase and necropsy

CMC - HIGH CONCENTRATION FORMULATION

- Optimal developability profile allowed successful development of high-concentration formulation at 200mg/mL suitable for subcutaneous injection

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 49

50C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . ABS-101 Non-Human Primate (NHP) data A B S - 1 0 1 T L 1 A ! "! #! A! %! &! '! !(" " "! "!! "!!! )*+, ,- ." L 01 23 4 5 !"#AB&B'B()*+,*'-K/K !"#AB&B'M&)*+,*'-K/K !"#AB&B'M&)*+,*'1K2K !"#AB&B'3&&)*+,*'-K/K 4RSA3B&B'M&')*+,*'-K/K T8AV(:&'M&')*+,*'-K/K Data confirm engagement of soluble TL1A (sTL1A) in non-human primates. A B S - 1 0 1 S H O W S D O S E - D E P E N D E N T A N D S U S T A I N E D T A R G E T E N G A G E M E N T ABS-101's extended half-life translates into sustained target engagement compared to first generation TL1A antibodies at comparable dose and route of administration. Target engagement is dose-dependent with a ceiling effect. Total sTL1A after single dose

ABS-101 TL1A

Phase 1 Clinical trial interim data reported; advancing partnership discussions

DISCOVERY

AI-designed Development Candidate

- ✓ High affinity
- ✓ High potency
- ✓ Long half-life
- ✓ Favorable manufacturability

CMC/PRECLINICAL

IND-enabling studies to evaluate:

- ✓ GMP manufacture of sub-Q formulation at high concentration
- ✓ Favorable PK and long half-life
- ✓ High Bioavailability in NHPs
  - Low ADA
- ✓ 13-week GLP tox: No treatment-related adverse findings during in-life phase and necropsy observed

MAY 2025

Phase 1 double-blind, placebo-controlled trial initiated in Australia

NOV 2025

Phase 1 interim data readout demonstrated:

- ✓ Extended half-life compared to 1st generation competitors
- ✓ No apparent impact of ADA on PK
- ✓ Favorable overall safety profile; no serious AEs

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 51

INTERNAL PIPELINE

Absci's progress in Drug Creation

Acceleration and expansion of lead program

ABS-201 AGA

Accelerated development of ABS-201 in androgenetic alopecia

- Ph1/2[a] study initiation anticipated Dec 2025
- Interim efficacy readout anticipated 2H 2026

ABS-201 Endo

Indication expansion for ABS-201 in Endometriosis

- Ph2 study anticipated to initiate 4Q2026 with interim PoC readout as early as 2H2027

Differentiated AI designed pipeline

ABS-101

Phase 1 interim results reported with extended half life vs 1st gen TL1A competitors

Advancing partnering & out-licensing discussions, including in 'first-in-class' indications

ABS-301 & 501

ABS-301: Potential first-in-class asset discovered through Reverse Immunology Platform

ABS-501: Candidate ID phase for novel HER2 program designed using *de novo* AI

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 52

53C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . The presence of TLS is associated with longer progression-free survival and better response to immune checkpoint inhibitors2,3. Rapidly growing evidence illustrates correlation between TLS-derived antibodies in the tumor microenvironment and positive clinical outcomes2. TLS-derived antibodies have been shown to be associated with apoptosis of cancer cells in patients2. Tertiary lymphoid structures (TLS) are centers of immune activity, such as B-cell proliferation and antibody production, that develop in chronically inflamed tissues1. Antibodies from TLS are specialized for local antigens and play a significant role in the progression of chronic diseases and cancer, setting them apart from the general population of antibodies in the peripheral blood2. 100 75 50 25 10 15 20 0 0 5 High Ig Staining Low Ig Staining Pr og re ss io n- fr ee ( % ) Time (months) P= 0.019 Tertiary Lymphoid Structures (TLS): The focus of Absci’s Reverse Immunology approach T A R G E T D I S C O V E R Y 1 doi: 10.3389/fimmu.2018.01952 2 doi: 10.1016/j.immuni.2022.02.001 3 doi: 10.1038/s41586-019-1922-8

ABS-301

Reverse Immunology platform identifies the antigens targeted by endogenous antibodies produced in tumor lymphoid structures (TLS)


Samples collected from patients with high expression of TLS markers
Immunoglobulin reads from RNAseq data
LIGHT CHAINS
HEAVY CHAINS
...
...
Assembled Ig chain sequences
Computationally reconstructed antibodies
Antibody expression
Target identification using high throughput proteomics
Target antigen confirmed through SPR or BLI
Fully human antibody and target antigen identified

Reference, doi: 10.1101/2021.02.06.430058

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 54

55C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . A B S - 3 0 1 r e s c u e s p r o - i n f l a m m a t o r y s i g n a l i n g t h r o u g h i n h i b i t i o n o f i m m u n o s u p p r e s s i v e c y t o k i n e A patient-derived antibody discovered by reverse immunology blocks an immunosuppressive cytokine A B S - 3 0 1 Restoring signaling by blocking immunosuppressive cytokine which may promote immune-mediated tumor cell killing Target cytokine is suggested to maintain an immunosuppressive environment through signaling inhibition Re ce pt or s ig na llin g (O D 6 20 nm , A U ) ABS-301 Isotype control Isotype control Concentration (M) Immunosuppressive Activator Immune-mediated tumor killing activation Cytokine: T a r g e t b i o l o g y a n d p r o p o s e d A B S - 3 0 1 m e c h a n i s m o f a c t i o n

ABS-301

In vivo Target Validation: Pathway Activation Drives Potent Anti-Tumor Response

TUMOR GROWTH MOUSE MODEL



Parental cell line
Expression of Activator
Tumor Volume (mm^3)
2000
1500
1000
500
0
0
5
10
15
20
25
Days Post Inoculation

Key Findings:

- Activation of the ABS-301-targeted pro-inflammatory pathway triggers a robust anti-tumor immune response.

Study Overview:

- Mouse melanoma cells were genetically modified to activate the ABS-301-targeted pro-inflammatory pathway via Activator expression.
- Tumor progression was assessed in immunocompetent mice injected with either engineered cells or unmodified parental cells.

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 56

ABS-301

Expression of ABS-301's target suggests broad potential in squamous cell carcinomas


Vulvar Squamous Cell Carcinoma | n = 131
Esophageal Squamous Cell Carcinoma | n = 475
Gastric Cardia Squamous Cell Carcinoma | n = 21
Skin Squamous Cell Carcinoma | n = 175
Bladder Squamous Cell Carcinoma | n = 74
Endometrial Squamous Cell Carcinoma | n = 12
Head and Neck Squamous Cell Carcinoma | n = 2736
Vaginal Squamous Cell Carcinoma, NOS | n = 26
Squamous Cell Carcinoma of the Penis | n = 38
Lung Squamous Cell Carcinoma | n = 3550
Cervical Squamous Cell Carcinoma | n = 510
Anal Canal Squamous Cell Carcinoma | n = 390
Colorectal Squamous Cell Carcinoma | n = 62
Squamous Cell Carcinoma of Unknown Primary | n = 70
Salivary Gland Squamous Cell Carcinoma | n = 40
Thymic Squamous Cell Carcinoma | n = 23
0.0
2.5
5.0
7.5
ABS-301 target expression
log2(TPM+1)

Distribution of ABS-301 target expression across squamous cell carcinoma cohorts.

Values shown are log2(TPM+1) normalized. Multiple biopsies from a patient are included in the analysis.
Source: Tempus

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 57

ABS-301

Expression in Lung Squamous Cell Carcinoma (LUSC): no change with treatment and strong negative correlation with CD8+ T cell infiltration

Sustained target expression in LUSC


Wilcoxon, p = 0.037
ABS-301 target expression (log2(TPM+1))
6
4
2
0
1.48
1.25
n = 403
n = 135
Pre-treatment
Post-treatment

Source: Tempus

In LUSC, univariate analysis of ABS-301 expression indicate only a minor change in expression between pre- and post-treatment suggesting opportunity for combination therapy.

CD8+ Infiltration negatively correlated with target expression in LUSC


T cell CD8+_CIBERSORT-ABS
T cell regulatory (Tregs)_CIBERSORT
Rho = -0.295
p = 4.88e-11
Rho = -0.023
p = 6.18e-01
ABS-301 expression level (log2 TPM)
6
4
2
0
0.0
0.1
0.2
0.025
0.050
0.075
0.100
Infiltration Level
Infiltration Level

Source: TCGA

ABS-301 target expression shows a strong negative correlation with CD8+ T cell infiltration with a minimal effect on Treg infiltration supporting immunosuppressive activity of target *in vivo*.

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 58

59C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Ongoing preclinical studies exploring broad application in immuno-oncology A B S - 3 0 1 Based on literature and potential competitive molecules, the following indications could be of interest: *dependent on stage of diagnosis References provided in appendix Indication US Prevalence Estimated 5-year survival rate* US Sales in 2030 NSCLC Calculated: ~202K in 2023 28% $27B SCC 30% of NSCLC cases Calculated: ~61K 24% Calculated Sales: $8.1B Head and Neck SCC ~54K in 2022 68.5% Calculated Sales: $2.3B Esophageal Cancer ~21K in 2022 20% $1.5B SCC ~20% of cases Calculated: ~4.2K Calculated Sales: $0.3B Cervical Cancer ~14K in 2023 $0.6B SCC 90% of cases Calculated: ~13K 67% Calculated Sales: $0.6B Skin Cancer, non-melanoma Incidence = ~3,300K 95-100% $1.0B SSC Incidence = ~700K 95% Calculated Sales: $0.2B

ABS-501

Deploying *de novo* AI model on HER2 led to discovery of antibodies displaying molecular interactions distinct from trastuzumab

Zero shot *de novo* AI discovery on HER2


Epitope of interest
ai
Hits
Leads

- Hits with edit distance of up to 12 amino acids in HCDR3 region (13 aa, search space of 20^{13}) were screened
- Selected 50 hits with <10 nM affinity were expressed as mAbs for binding affinity determination
- Top 11 antibodies were characterized *in vitro* and 3 leads evaluated *in vivo*

bioRxiv 2023.01.08.523187; doi: https://doi.org/10.1101/2023.01.08.523187

AI-designed antibodies: same epitope, different HER2 contact preferences

Variant #	Edit distance	K_D (nM)	Epitope mapping view	Loop 581-590
Trastuzumab	0	1.07		
1	7	4.16		
3	7	9.75		
4	2	6.66		

- Not critical
- Partial
- Critical

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 60

61C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . Luciferase signal driven by NFAT transcription factor positively correlates to ADCC activation against JIMT-1 AI-designed antibodies demonstrate measurable enhancement of ADCC activity compared to trastuzumab A B S - 5 0 1 ADCC assay principle Trastuzumab Variant 1 Variant 3 Variant 4 EC50 (nM) 0.062 0.056 0.028 0.040 R squared 0.93 0.97 0.97 0.95 P value N/A Not significant <0.0001 0.0015 0 .0001 0 .001 0 .01 0 .1 1 10 100 0 2000 4000 6000 A n t ib o d y , [ n M ] Lu m in es ce nc e, A U Trastuzum ab V a r ia n t 1 V a r ia n t 3 V a r ia n t 4 Iso y p e c o n t r o l JIMT-1 Jurkat cell

62C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . AI-designed antibodies suppress growth of trastuzumab-sensitive & resistant HER2+ breast tumors A B S - 5 0 1 Partial Critical Not critical Trastuzumab WT Variant 1 Variant 3 Variant 4 Mouse xenograft model using EFM192A (HER2+ BC; Tz sensitive) Mouse xenograft model using JIMT-1 (HER2-amp BC; Tz resistant) Trastuzumab-sensitive EFM192A and MDA-MB-361 tumors respond to both trastuzumab (Tz) & AI-designed antibodies Xenograft studies conducted by Dr. Dennis Slamon’s team at UCLA Isotype control Trastuzumab Variant 1 Variant 3 Variant 4 ! "! #! $! ! #!! %!! &!! D() *+ , -. /0 -1 +, 2/ 3, , $ 4 ! "! #! $! %! &! ! #!! %!! D!! (!! "!!! "#!! )*+ ,- . /0 12 /3 -. 41 5. . $ 6 *** ****** *** *** Mouse xenograft model using MDA-MB-361 (HER2+ BC; Tz sensitive) ! "! #! $! ! #!! %!! &!! D!! "!!! ()* +, - ./ 01 .2 ,- 30 4- - $ 5 *** *** ****** 2-way ANOVA ** P<0.001 and ***P<0.0001 vs isotype control JIMT-1 tumors are trastuzumab resistant but sensitive to variants 3 and 4 **

ABS-501

AI-designed antibodies create opportunities to address unmet medical need

Currently exploring breast cancer as opportunity: alternative to or post Enhertu®

- Despite Enhertu's good efficacy, leading oncologists are only moderately satisfied due to toxicity (e.g. interstitial lung disease); less toxic therapy and effective treatment post-Enhertu are key unmet needs.

"Post-Enhertu is really where the action is right now in the field. I think the first company that comes up with something that has significant benefit in Enhertu progressive disease is going to win." – KOL

Multiple paths possible for therapeutic development:

- Modality switch or combination opportunities under consideration to address unmet medical needs



Later-line treatment regimens for HER2-positive cancer:
- Monotherapy
- Combination therapy with targeted small molecules



Enhancing efficacy and expanding indications (e.g. Enhertu resistance):
- Antibody-drug conjugates (ADCs)
- Multi-specific antibodies

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 63

Leading AI models to create novel & differentiated therapeutics



ADDRESS COMPLEX AND PREVIOUSLY "HARD TO DRUG" TARGETS

- Bind Specific extracellular domains
- Target Specific conformations
- Address difficult target classes e.g. GPCRs

INTRODUCE PRECISE CONTROL OVER ANTIBODY DESIGN

- "Smart" biologics
- Enhanced Potency & MOA
- Engineer selectivity, minimizing off target toxicity
- Agonism vs. Antagonism

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 64

Leadership in AI *de novo* design of antibody-based therapeutics

DE NOVO ANTIBODY DESIGN


INPUT EMBEDDING
STRUCTURE DESIGN (DIFFUSION)
HCDR1
HCDR2
HCDR3
. . . ARCPSIWKFPDEEGACQPC . . .
Antigen Structure/Sequence (Epitope)

- *De novo* antibody design model creates epitope-specific binders given a target structure
- Designed in framework of choice or multiple frameworks

AI LEAD OPTIMIZATION


PROTEIN LANGUAGE MODELS
EVQLSEVGA . . .

- Co-optimization enables improvement of antibody attributes such as affinity and developability
- Precise engineering of molecule pharmacology

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 65

Our AI platforms are enabled by our 6-week 'lab-in-the loop' active learning cycles

AI PLATFORMS

DE NOVO ANTIBODY DESIGN

***de novo* design of epitope-specific antibodies** against targets without requiring a known binder

LEAD OPTIMIZATION

AI guided lead optimization enables tunable pharmacology



LAB-IN-THE-LOOP


Wet Lab data improve models
AI Platform designs antibodies
ai
Wet Lab confirms AI-designed antibodies maintain drug-like properties

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 66

AbsciDesign comprises two categories of AI models for *de novo* antibody design

AbsciGen:
antibody<>antigen complex structure and sequence design



Design 1
HCDR1: GFNIKDTY
HCDR2: IYPTNGYT
HCDR3: SRWGGDGFYAMDY

LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

.
.
.

Design N
HCDR1: GFNIKDTW
HCDR2: IYPSNGYT
HCDR3: ARWGGDGFYAMDY

LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

AbsciBind:
antibody design scoring and filtering


Antigen
AbsciGen
AbsciBind

AbsciBind
Low Rank

RMSD = 5.3 Å
Confidence = 0.64

AbsciBind
High Rank

RMSD = 2.3 Å
Confidence = 0.95

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 67

The AbsciDesign AI platform delivers *de novo* antibodies via an end-to-end design-validation workflow

STEP 1.
Define design parameters



...ARCPSIWKFPDEEGACQPC...

Antigen Structure/Sequence (Epitope)

HFWR1: EVQLE.........GSLSCAAS
HFWR2: IHWVR.......LEWVAR
HFWR3: RYRF.........SLEDTAVYYC
HFWR4: WGQGTLVTVSS

LFWR1: DIQMT...RVTITCRAS
LFWR2: VAWYQ...KLLIY
LFWR3: FLLQPE....DFATYYC
LFWR4: FGQGTKVEIK

Heavy/Light Framework Sequences

STEP 2.
Fine-tune and deploy AbsciGen and AbsciBind to generate hundreds of thousands of variants and filter to a subset that are likely binders


HCDR1
HCDR2
HCDR3

Design 1
HCDR1: GFNIKDTY
HCDR2: IYPTNGYT
HCDR3: SRWGGDGFYAMDY
LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

⋮

Design N
HCDR1: GFNIKDTW
HCDR2: IYPSNGYT
HCDR3: ARWGGDGFYAMDY
LCDR1: QDVNTA
LCDR2: SAS
LCDR3: QQHYTTPPT

Heavy/Light CDR Sequences



STEP 3.
Wet lab screening and model performance validation


Cloning
Surface Plasmon Resonance
Expression
Sequencing

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 68

CASE STUDY

de novo design of an antibody that binds the Caldera region of HIV-1 trimer

Caltech absci BILL & MELINDA GATES foundation



COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 69

DE NOVO DESIGN

de novo design antibody that binds to the highly conserved caldera region of HIV gp120

- No natural or synthetic antibody for HIV exists today because immune system cannot derive an antibody that is universally neutralizing against HIV
- Design challenge: create universally neutralizing HIV antibody by binding unique and conserved epitope within "caldera" of open conformation of gp120 to prevent HIV from entering host cells
- Numerous attempts to target this epitope have failed-previous efforts have identified antibodies, but none bind the "caldera" and none are universally neutralizing.

HIV gp120 trimer (open)


Caldera
17b
epitope
Variant
Conserved

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.
absci | 70

DE NOVO DESIGN

HIV-Caldera: Determine inputs and design

HIV Env Trimer Challenge :

- Highly glycosylated
- Extremely high sequence diversity among isolates
- High mutation rate at common neutralizing epitopes

Model inputs:

1. Antigen structure
2. Framework of 17b
3. Epitope selected conserved across HIV strains (Clades A, B, and C)

Design of CDRs:

- Condition the model to design long HCDR3s to reach into open caldera region (>20 residues)
- Designed HCDR2 and LCDR3 to bind to HIV surface

HIV Env trimer (open)


LCDR1
LCDR3
HCDR3

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 71

DE NOVO DESIGN

4 best structures selected from 10,000+ structures generated by *de novo* model



Light
Heavy
17b
Structure S1 HCDR3
Structure S4 HCDR3
Structure S3 HCDR3
Structure S2 HCDR3

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 72

DE NOVO DESIGN

Applied molecular dynamics simulation to *de novo* designed antibodies



COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 73

DE NOVO DESIGN

Enriched *de novo* library binds open, not closed, Env trimer conformation in YSD


Clade A Env trimer
Closed
Open
61.5%
0.4%
38.1%
0.0%
41.4%
19.5%
39.0%
0.1%
Clade B Env trimer
Closed
Open
61.2%
0.7%
38.1%
0.0%
45.9%
14.9%
39.1%
0.1%
HA tag
Antigen

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 74

75C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . SPR data demonstrate binding characteristics consistent with binding of caldera D E N O V O D E S I G N

DE NOVO DESIGN

HIV-Caldera: SPR demonstrates no binding of *de novo* designs to GP120 monomer


Sample
BG505 - GP120
B41 - GP120
ZM197M - GP120
17b IgG
ASN3013
ASN3014
ASN3015
ASN3016
Response (RU)
Time (s)

Hypothesis:

If the designed mAbs are binding to the caldera region we should not observe binding to monomeric GP120 since the caldera is only present in the Env trimer

Key results:

- ✓ 17b showed high affinity binding to monomeric GP120 as expected
- ✓ Absci mAbs showed no binding to monomeric GP120, suggesting these binders are targeting an epitope that is only present in the Env trimer

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 76

HIV *DE NOVO* DESIGN

HIV-Caldera: demonstrating AI *de novo* design for challenging target



SUMMARY

- *de novo* design model created a novel and diverse antibody which binds multiple clades of HIV indicating successful targeting of the caldera epitope
- Screening cascade enabled selection of differentially binding variants

NEXT STEPS

- Binders from this study will be selected for affinity maturation
- Structure of *de novo* binder and epitope specificity will be experimentally solved to confirm fidelity with designed structure and targeted epitope

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 77

78C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D . CASE STUDY A I O p t i m i z a t i o n f o r p H s e n s i t i v i t y

CASE STUDY –AI LEAD OPTIMIZATION for pH SENSITIVITY

AI lead optimization platform for 'smart biologics'

THE CHALLENGE:

The diversity of antibodies is vast, making it impossible for traditional methods to explore effectively.

ABSCI SOLUTION:

Our AI can search a space of ~10^{19}, a million times larger than traditional methods, identifying functional, developable antibodies in one step.


Affinity
Function
Developability

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 79

CASE STUDY – AI LEAD OPTIMIZATION for pH SENSITIVITY

pH sensitivity may reduce toxicity and/or improve efficacy of therapeutic mAbs

TUMOR SPECIFICITY IMPROVES EFFICACY AND REDUCES "ON-TARGET OFF-TUMOR" TOXICITIES


Binding occurs in the acidic pH of the tumor microenvironment
No binding occurs in the neutral pH surrounding healthy cells
H+
H+
H+
H+

DISSOCIATION IN THE ENDOSOME DRIVES ANTIBODY RECYCLING AND EFFICIENT CLEARANCE OF SOLUBLE TARGETS


Binding at physiological pH drives internalization of the immune complex
pH7.4
pH6.0
Dissociation at acidic endosomal pH favors antibody recycling
Sorting endosome
FcRn
Lysosome

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 80

CASE STUDY – AI LEAD OPTIMIZATION FOR pH SENSITIVITY

Models identify pH sensitive Fab variants from the same lead for either indication

1. Library for model training sampled 60 positions on heavy chain framework and CDRs with up to 7 substitutions biased for ionizable residues (H, K, R, D, E)
2. Library screened for antigen binding at pH 7.4 and pH 5.8
3. Model trained and used to generate antibodies with tuned pH dependency

AI affinity scoring of variants within a large combinatorial space



Predicted binding score @ pH 5.8
0.032
0.031
0.030
0.029
0.028
0.027
0.026
0.016
0.018
0.020
0.022
Predicted binding score @ pH 7.4

Lab measured affinities of Fab variants predicted to have tighter **binding at low pH**



SPR K_D (nM) @ pH 5.8
1
10
1000
100
10
1
Parental lead
Model prediction
SPR K_D (nM) @ pH 7.4

Lab measured affinities of Fab variants predicted to have tighter **binding at neutral pH**



SPR K_D (nM) @ pH 5.8
1
10
100
1000
1000
100
10
1
Parental lead
Model prediction
SPR K_D (nM) @ pH 7.4

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 81

CASE STUDY – AI LEAD OPTIMIZATION FOR pH SENSITIVITY

Hits reformatted as mAbs show desired binding profiles


1000
100
10
1
0.1
0.01
SPR K_D 7.4 / 5.8
pH 5.8 not pH 7.4
bind at both
pH 7.4 not pH 5.8
Parental
Modeling Strategy

- AI optimized leads achieves variants with pH sensitive binding up to 100x differential
- pH-sensitive leads had no liabilities for stability, aggregation and polyreactivity[1]
- Model proposed mutations use all 6 ionizing residues in heavy chain CDRs and framework region
- Sequences were proposed from a $>10^{13}$ combinatorial space

[1] Data provided in appendix

absci | 82

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

Summarized platform case studies

DE NOVO DESIGN

de novo design model created molecule binds multiple clades of HIV suggesting successful targeting of the caldera epitope

Represents second disclosed target success for our *de novo* platform in the 2nd half of this year

Absci's *de novo design* platform can successfully address difficult to drug target epitopes



AI OPTIMIZATION

Models identify unseen variants with 10x-20x pH sensitivity in both directions, and up to 100x differential compared to parental molecule after only one round

Designed leads had no liabilities indicating the ability to successfully search a fitness landscape

Absci's lead optimization platform enables molecules with differentiated pharmacology

COPYRIGHT© 2025 ABSCI CORPORATION. | ALL RIGHTS RESERVED.

absci | 83

Better biologics for patients, faster 84C O P Y R I G H T © 2 0 2 5 A B S C I C O R P O R A T I O N . A L L R I G H T S R E S E R V E D .